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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    August 31, 2000


                       TRANSAMERICAN REFINING CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


              33-85930                                76-0229632
              --------                                ----------
       (Commission File Number)                     (I.R.S. Employer
                                                   Identification No.)


                 1300 North Sam Houston Parkway East, Suite 320
                              Houston, Texas 77032
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8811
                                 --------------
              (Registrant's telephone number, including area code)
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                                                                               3
ITEM 1.        CHANGES IN CONTROL OF REGISTRANT.

               Not applicable.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               Not Applicable.

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP.

               Not Applicable.

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               Not applicable.

ITEM 5.        OTHER EVENTS.

               On August 31, 2000, the Registrant filed its Monthly Operating Report for the period ended July 31, 2000 with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division. A copy of the Monthly Operating Report is being filed as an exhibit hereto.

               On September 29, 2000, the Registrant filed its Monthly Operating Report for the period ended August 31, 2000 with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division. A copy of the Monthly Operating Report is being filed as an exhibit hereto.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS.

               Not applicable.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)     Financial statements of businesses acquired:

                       Not applicable.

               (b)     Pro forma financial information:

                       Not applicable.


               (c)     Exhibits:

                       99.1    --Monthly Operating Report for the period ended
                                 July  31, 2000, as  filed with the U.S.
                                 Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

                       99.2    --Monthly Operating Report for the period ended
                                 August  31, 2000, as filed with the U.S.
                                 Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

                                       2
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ITEM 8.        CHANGE IN FISCAL YEAR.

               Not applicable.

ITEM 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

               Not applicable.

                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSAMERICAN REFINING CORPORATION


                                           By:  /s/ ED DONAHUE
                                              --------------------------------
                                              Name:  Ed Donahue
                                              Title: Administrative Designee


Dated:  October 2, 2000
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                                  EXHIBIT INDEX



No.         Description
---         -----------

99.1  --    Monthly Operating Report for the period ended July  31, 2000, as filed with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

99.2  --    Monthly Operating Report for the period ended August 31, 2000, as filed with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.